UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report
(Date of earliest
event reported):	December 11, 2014

                         Whiting Canadian Holding Company ULC

(Exact name of registrant as specified in its charter)

British Columbia	001-32920	N/A

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

           1700 Broadway, Suite 2300, Denver, Colorado 80290-2300

(Address of principal executive offices, including ZIP code)

                               (303) 837-1661

(Registrant’s telephone number, including area code)

        Kodiak Oil & Gas Corp., 1625 Broadway, Suite 250, Denver, Colorado 80202

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 C.F.R. §230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 C.F.R. §240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 C.F.R. §240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C.F.R. §240.13e-4(c))

Item 2.04	Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

On December 8, 2014, Whiting Petroleum Corporation (“Whiting”) acquired Kodiak Oil & Gas Corp. (n/k/a Whiting Canadian Holding Company ULC, “Whiting Canadian Holding”). As a result of such acquisition, Whiting, Whiting Canadian Holding, Whiting Resources Corporation (f/k/a Kodiak Oil & Gas (USA) Inc., “Whiting Resources”), Whiting US Holding Company, a wholly owned subsidiary of Whiting (“Whiting Holdco”), and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), entered into the Supplemental Indentures and Amendment – Subsidiary Guarantee, each dated as of December 11, 2014 (the “Supplemental Indentures”) to each of the (i) Senior Indenture, dated as of September 12, 2013 (the “Senior Indenture”), as supplemented and amended by the First Supplemental Indenture, dated as of September 12, 2013, among Whiting, Whiting Oil and Gas Corporation (“WOGC”) and the Trustee (the “First Supplemental Indenture”), (ii) Senior Indenture, as supplemented and amended by the Second Supplemental Indenture, dated as of September 12, 2013, among Whiting, WOGC and the Trustee (the “Second Supplemental Indenture”), and (iii) Subordinated Indenture, dated as of April 19, 2005, as supplemented and amended by the Second Supplemental Indenture, dated as of September 24, 2010, among Whiting, WOGC and the Trustee (the “Subordinated Indenture”).

Pursuant to the Supplemental Indentures, Whiting Canadian Holding, Whiting Resources and Whiting Holdco, effective as of the date of the Supplemental Indentures, agreed to guarantee the payment obligations of the notes issued under the First Supplemental Indenture, the Second Supplemental Indenture and the Subordinated Indenture.

The foregoing description of the Supplemental Indentures does not purport to be complete and is qualified in its entirety by reference to the Supplemental Indentures, copies of which are filed as Exhibit 4.1, 4.2 and 4.3 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 11, 2014, Whiting Canadian Holding (i) changed its name from Kodiak Oil & Gas Corp. to Whiting Canadian Holding Company ULC; (ii) converted to a British Columbia unlimited liability company; and (iii) adopted a new notice of articles (“Notice of Articles”) and new articles (the “Articles”). These changes were authorized by a resolution of Whiting Canadian Holding’s sole shareholder on the same date. The change of name and conversion to a British Columbia unlimited liability company were completed by the filing of a notice of alteration with the Corporate Registry for the Province of British Columbia. As a result of this filing, the Corporate Registry for the Province of British Columbia issued a Certificate of Change of Name and a new Notice of Articles for Whiting Canadian Holding to reflect these changes.

The foregoing descriptions of the Notice of Articles and the Articles do not purport to be complete and are qualified in their entirety by reference to the Notice of Articles and the Articles, copies of which are filed as Exhibit 3.1 and 3.2 and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits:

(3.1)	Certificate of Change of Name and Notice of Articles, dated December 11, 2014.

(3.2)	Articles, dated December 11, 2014.

(4.1)

Supplemental Indenture and Amendment – Subsidiary Guarantee, dated as of December 11, 2014, among Whiting Petroleum Corporation, Whiting Canadian Holding Company ULC, Whiting Resources Corporation, Whiting US Holding Company and The Bank of New York Mellon Trust Company, N.A., as trustee, relating to the 6 1⁄2% Senior Subordinated Notes Due 2018.

(4.2)

Supplemental Indenture and Amendment – Subsidiary Guarantee, dated as of December 11, 2014, among Whiting Petroleum Corporation, Whiting Canadian Holding Company ULC, Whiting Resources Corporation, Whiting US Holding Company and The Bank of New York Mellon Trust Company, N.A., as trustee, relating to the 5.000% Senior Notes Due 2019.

(4.3)

Supplemental Indenture and Amendment – Subsidiary Guarantee, dated as of December 11, 2014, among Whiting Petroleum Corporation, Whiting Canadian Holding Company ULC, Whiting Resources Corporation, Whiting US Holding Company and The Bank of New York Mellon Trust Company, N.A., as trustee, relating to the 5.750% Senior Notes Due 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WHITING CANADIAN HOLDING COMPANY ULC

Date: December 12, 2014	By:	/s/ James J. Volker
James J. Volker
Chairman, President and Chief Executive Officer

FORM 8-K

EXHIBIT INDEX

Exhibit Number	Description

(3.1)	Certificate of Change of Name and Notice of Articles, dated December 11, 2014.

(3.2)	Articles, dated December 11, 2014.

(4.1)

Supplemental Indenture and Amendment – Subsidiary Guarantee, dated as of December 11, 2014, among Whiting Petroleum Corporation, Kodiak Oil & Gas Unlimited, Kodiak Oil & Gas (USA) Inc., Whiting US Holding Company and The Bank of New York Mellon Trust Company, N.A., as trustee, relating to the 6 1⁄2% Senior Subordinated Notes Due 2018.

(4.2)

Supplemental Indenture and Amendment – Subsidiary Guarantee, dated as of December 11, 2014, among Whiting Petroleum Corporation, Kodiak Oil & Gas Unlimited, Kodiak Oil & Gas (USA) Inc., Whiting US Holding Company and The Bank of New York Mellon Trust Company, N.A., as trustee, relating to the 5.000% Senior Notes Due 2019.

(4.3)

Supplemental Indenture and Amendment – Subsidiary Guarantee, dated as of December 11, 2014, among Whiting Petroleum Corporation, Kodiak Oil & Gas Unlimited, Kodiak Oil & Gas (USA) Inc., Whiting US Holding Company and The Bank of New York Mellon Trust Company, N.A., as trustee, relating to the 5.750% Senior Notes Due 2021.